UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 28, 2018

CDTi ADVANCED MATERIALS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33710	06-1393453
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1700 Fiske Place
Oxnard, California	93033
(Address of Principal Executive Offices)	(Zip Code)

(805) 639-9458

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                              Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01                   Other Events.

On June 28, 2018, CDTi Advanced Materials, Inc. (the “Company”) filed with the Securities and Exchange Commission a prospectus supplement (the “Prospectus Supplement”) to the prospectus included in the Company’s Registration Statement on Form S-3 (Registration No. 333-204309) relating to the Company’s previously announced rights offering (the “Rights Offering”).

Under the Rights Offering, the Company will distribute non-transferable subscription rights (each, a “Right”) to purchase one share of the Company’s common stock, par value $0.01 per share (“Common Stock”) for each share of Common Stock outstanding to its stockholders of record as of June 28, 2018 (the “Record Date”). The subscription rights will be exercisable for up to an aggregate of 6,849,000 shares (the “Shares”) of Common Stock (the “Subscription Cap”), with aggregate participation to be allocated among holders on a pro rata basis if in excess of the Subscription Cap.

Each Right consists of a Basic Subscription Right and an Over-subscription Privilege (each as defined below), and will entitle each recipient thereof (subject to a pro rata reduction resulting from the Subscription Cap) to (i) purchase one Share (the “Basic Subscription Right”) at a subscription price per Share of $0.50 (the “Subscription Price”); and (ii) if a stockholder exercises its Basic Subscription Rights in full, and any portion of the Shares remain available under the Rights Offering, such stockholder will be entitled to an Over-subscription Privilege to purchase a portion of the unsubscribed Shares at the Subscription Price  (the “Over-subscription Privilege”), subject to (a) the pro rata allocation of Shares among stockholders exercising their Over-subscription Privilege and (b) certain limitations resulting from the extent to which other stockholders exercise their Rights.

The Rights are non-transferable and may be exercised only during the subscription period of Friday, June 29, 2018 through 5:00 p.m. EDT on Friday, July 13, 2018, unless extended.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any offer, solicitation or sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of such state or jurisdiction. The Rights Offering will be made only by means of the Prospectus Supplement, copies of which will be mailed to all eligible stockholders as of the Record Date and can be accessed through the Securities and Exchange Commission’s website at www.sec.gov. Additional information regarding the Rights Offering is set forth in the Prospectus Supplement.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit
Number	Description

4.1	Subscription Agent Agreement dated as of June 28, 2018 between the Company and American Stock Transfer & Trust Company, LLC.

4.2	Form of Rights Certificate.

5.1	Opinion of Stubbs Alderton & Markiles, LLP.

23.1	Consent of Stubbs Alderton & Markiles, LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2018	CDTi ADVANCED MATERIALS, INC.

	By:	/s/ Tracy Kern
Tracy Kern
Chief Financial Officer